EXHIBIT 32

INFINITY PROPERTY AND CASUALTY CORPORATION 10-Q

CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Infinity Property and Casualty Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2004 (the “Report”), each of the undersigned officers of the Company certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 10, 2004	BY:	/s/ JAMES R. GOBER
James R. Gober President and Chief Executive Officer

August 10, 2004	BY:	/s/ ROGER SMITH
Roger Smith Senior Vice President and Chief Financial Officer

A signed original of this written statement will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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